UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)            (Zip code)

Matthew J. Beck
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2017
September 30, 2017

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Sector Rotation Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: Investments in ETFs, Foreign Securities Risk, Inverse Correlation Risk, Short Sales Risk, Derivative Risk, Leverage Risk, Market Risk, Small-cap and Mid-cap Securities Risk, Fixed Income Risk, Management Style Risk, Manager Risk, Non-diversified Fund Risk, Sector Focus Risk, Portfolio Turnover Risk, and Operating Risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about November 29, 2017.

For More Information on Your Sector Rotation Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Healthy Economy or Hocus Pocus?

The prognosis for the economy and the stock market appear healthy as we head into 2018, but there is plenty to be concerned about over the long term.

A year ago, Donald Trump dismissed the stock market's rise under the Obama administration as a bubble; now the president is cheering as the Dow Jones Industrial Average reaches (and re- reaches) all-time highs. In October, the benchmark index hit 23,000 for the first time.

The index's record-shattering performance is a bright spot for an administration that has experienced growing pains, but it also reflects the state of the economy, at least superficially (more about that "superficially" later).

Gross domestic product (GDP) increased at a 3.1% annual rate in the second quarter, according to the Commerce Department. That was the quickest since the first quarter of 2015, and it followed a much poorer 1.2% reading in the first quarter. What is behind the good news?

Manufacturing, for one, appears healthy. The Institute for Supply Management's September report shows the purchasing managers index (PMI) at 60.8%, an increase of 2 percentage points from the August reading of 58.8%. PMI, which is based on five major indicators—new orders, production, supplier deliveries, inventory levels and the employment environment—is an indicator of the economic health of the manufacturing sector.

That's not suspiring, given that orders for manufactured durable goods increased 1.7% in August, according to the U.S. Census Bureau. The growth in durable goods— big-ticket items such as vehicles, appliances, and furniture—indicates that consumers are confident and willing to make large purchases, and contribute to overall growth of GDP.

Another positive: Lending is currently at all-time highs. Lending, which measures the amount of money businesses are borrowing in order to expand, is a good economic indicator, because it indicates that businesses are open to borrowing to grow, and typically leads to more jobs as companies use that borrowed money to open facilities. And as of September 2017, $2.1 trillion was issued in commercial and industrial loans in the United States, 2.2% higher than in September 2016, according to the Federal Reserve.

We are also seeing strength in new residential construction. New building permits increased 8.3% year over year, housing starts increased 1.4% year over year, and housing completions increased 3.4% year over year in August. The completions will have the most immediate effect on the economy, as those homes will need to be outfitted with appliances, furniture, and other home goods. Meanwhile, the new building permits and housing starts will benefit the economy further out into the future.

In this environment, the unemployment rate remains low. U.S. employment growth slowed more in August than expected after two straight months of solid increases, according to the Labor Department. Nonfarm payrolls increased by 156,000 during the month after the economy created 399,000 jobs in June and July. But the unemployment rate held steady at 4.4%. And, average hourly earnings rose 0.1%, keeping the year-over-year gain at 2.5% for a fifth consecutive month. When companies hire and pay more, the money gets funneled back into the economy, and these are solid figures.

With such good economic data, it is no surprise that consumer confidence has been increasing year over year, with the September University of Michigan Survey of Consumers showing a 4.5% increase to 95.1.

When consumers are happy, they spend, and when consumers spend, the economy grows, because consumer spending accounts for more than two-thirds of U.S. economic activity. That said, the one not-so-bright spot in recent data is consumer spending, which edged up just 0.1% in August. However, this was likely due to unseasonably mild temperatures in some parts of the country reducing demand for utilities, and Hurricane Harvey limiting outflows. So maybe the official numbers here, too, are not worrisome.

Finally, inflation is about where it should be. The Consumer Price Index (CPI) rose 0.4% in August, according to the Labor Department, reflecting the largest in seven months. That and lifted the year-over-year increase in CPI to 1.9%. With U.S. consumer prices accelerating, we are likely to see further monetary policy tightening from the Federal Reserve this year.

Now, a word of caution. If you are a regular reader, you know how I feel about these official government numbers, which, though a lot of hocus pocus, tend to make the situation look rosier than it is. Shadow stats, for example, reports that unemployment is actually closer to 22%, if we don't manipulate the data—for example, by excluding people who gave up looking for work.
Even so, I think we will see a solid end to the year and good start to 2018. Economic and market euphoria after the 2016 presidential election was fueled by enthusiasm for President Trump's agenda, which included the prospect of deregulation, tax cuts, and infrastructure spending. But investors are now less focused on the so-called Trump rally, and we're still chugging along without any major economic or market incidents. We will also see some rebuilding after the fall hurricanes, and that should boost GDP growth in the fourth quarter and in early 2018. I think that bodes well for the near-term outlook, perhaps even through year end.
Of course, this is where I should point out that any number of events could trigger a stock-market correction. A major terrorist attack, escalation of tensions with North Korea, or even something akin to Brexit or the European debt crisis could send the markets into a freefall.

To me, however, the biggest risk to my positive outlook is the simple fact that we are in year eight of a bull market, and valuations are getting stretched. Consider, for example, that the S&P 500 Index's price-to-earnings (P/E) ratio was 25 in October vs. its longer-term average of around 15. Certainly, it is common for valuations to rise higher than their long-term averages during the mature phase of bull markets, but market cycles always come to an end, and this one will too.

Thank you for the trust you have placed in GPS and we will continue to work hard every day to maintain that trust.

Best Regards,

Mark Anthony Grimaldi
Portfolio Manager, Author

Please see the table below for the Fund's historical performance information through the calendar quarter ended September 30, 2017:
Average Annual Total Returns (Unaudited)
Period Ended September 30, 2017	One Year	Five Year	Since Inception	Net Expense Ratio**	Gross Expense Ratio**
Sector Rotation Fund	15.17%	9.42%	8.49%	1.78%	2.38%
S&P 500 Total Return Index***	18.61%	14.22%	13.45%	N/A	N/A
The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at 1-800-773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.
*The Fund's inception date is December 31, 2009.
**Gross ratio and net expense ratios are from the Fund's prospectus dated June 19, 2017. More recent expense ratios are found in the Financial Highlights.  The Fund's expense limit reflects a contractual expense limitation that continues through January 31, 2018.   Thereafter, the expense limitation may be changed or terminated at any time.   Performance would have been lower without this expense limitation.
***You cannot invest directly in this index.  The index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If the index did pay commissions, expenses, or taxes, the returns would be lower.
(RCSEC1117001)

Sector Rotation Fund

Performance Update (Unaudited)

For the period from December 31, 2009 (Commencement of Operations) through September 30, 2017

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at December 31, 2009 (Commencement of Operations). All dividends and distributions are reinvested.  This graph depicts the performance of the Sector Rotation Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
					Gross
As of	One	Five	Since	Inception	Expense
September 30, 2017	Year	Year	Inception	Date	Ratio*
Sector Rotation Fund	15.17%	9.42%	8.49%	12/31/09	2.38%
S&P 500 Total Return Index	18.61%	14.22%	13.45%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated June 19, 2017.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Sector Rotation Fund

Schedule of Investments

As of September 30, 2017
	Shares	Value (Note 1)

EXCHANGE-TRADED FUNDS - 93.28%

Consumer Discretionary - 12.05%
Vanguard Consumer Discretionary ETF	20,000	$2,866,800

Consumer Staples - 2.72%
PowerShares Dynamic Food and Beverage Portfolio	20,000	647,820

Health Care - 9.45%
Health Care Select Sector SPDR ETF	20,000	1,634,600
PowerShares Dynamic Biotechnology & Genome Portfolio ETF	10,000	615,700
		2,250,300
Industrials - 10.78%
PowerShares Aerospace & Defense ETF	50,000	2,564,500

Information Technology - 18.70%
PowerShares Dynamic Software Portfolio	5,000	309,150
* PowerShares Nasdaq Internet ETF	10,000	1,100,900
Vanguard Information Technology ETF	20,000	3,039,800
		4,449,850
Large-Cap - 33.40%
ProShares UltraPro S&P 500 ETF	10,000	1,165,100
SPDR S&P 500 ETF	27,000	6,783,210
		7,948,310
Mid-Cap - 6.18%
Vanguard Mid-Cap ETF	10,000	1,470,000

Total Exchange-Traded Funds (Cost $17,723,073)		22,197,580

SHORT-TERM INVESTMENT - 6.77%
§ Fidelity Institutional Money Market Funds - Treasury Portfolio, 0.88%	1,611,933	1,611,933

Total Short-Term Investment (Cost $1,611,933)		1,611,933

Total Value of Investments (Cost $19,335,006) - 100.05%		$23,809,513

Liabilities in Excess of Other Assets - (0.05)%		(11,633)

NET ASSETS - 100.00%		$23,797,880

* Non-income producing investment
§ Represents 7 day effective yield on September 30, 2017.

		(Continued)

Sector Rotation Fund

Schedule of Investments - Continued

As of September 30, 2017

Summary of Investments
	% of Net
	Assets	Value
Exchange Traded Funds:
Consumer Discretionary	12.05%	$2,866,800
Consumer Staples	2.72%	647,820
Health Care	9.45%	2,250,300
Industrials	10.78%	2,564,500
Information Technology	18.70%	4,449,850
Large-Cap	33.40%	7,948,310
Mid-Cap	6.18%	1,470,000
Short-Term Investment	6.77%	1,611,933
Liabilities in Excess of Other Assets	-0.05%	(11,633)
Total	100.00%	$23,797,880

See Notes to Financial Statements

Sector Rotation Fund

Statement of Assets and Liabilities

As of September 30, 2017

Assets:
Investments, at value (cost $19,335,006)	$23,809,513
Receivables:
Fund shares sold	610
Dividends and interest	58,269
Prepaid expenses:
Fund accounting fees	2,250
Registration and filing expenses	750

Total assets	23,871,392

Liabilities:
Payables:
Fund shares repurchased	37,100
Accrued expenses:
Advisory fees	15,895
Professional fees	14,800
Distribution and service fees (Note 3)	1,847
Administrative fees	1,004
Compliance fees	917
Custody fees	899
Shareholder fulfillment expenses	700
Miscellaneous compensation expenses	350

Total liabilities	73,512

Net Assets	$23,797,880

Net Assets Consist of:
Paid in Capital	$18,047,450
Accumulated net realized gain on investments	1,275,923
Net unrealized appreciation on investments	4,474,507

Total Net Assets	$23,797,880
Shares Outstanding, no par value (unlimited authorized shares)	1,831,834
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$12.99

See Notes to Financial Statements

Sector Rotation Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2017

Investment Income:
Dividends	$342,588

Total Investment Income	342,588

Expenses:
Advisory fees (Note 2)	224,166
Professional fees	33,389
Fund accounting fees (Note 2)	29,238
Registration and filing expenses	27,491
Administration fees (Note 2)	26,499
Transfer agent fees (Note 2)	21,000
Distribution and service fees (Note 3)	16,405
Compliance fees (Note 2)	11,831
Shareholder fulfillment expenses	10,125
Custody fees (Note 2)	8,443
Trustee fees and meeting expenses	7,975
Miscellaneous compensation expenses (Note 2)	4,200
Insurance fees	2,081
Security pricing fees	2,080

Total Expenses	424,923

Fees waived by the Advisor (Note 2)	(3,444)

Net Expenses	421,479

Net Investment Loss	(78,891)

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	1,539,122

Net change in unrealized appreciation on investments	1,709,656

Net Realized and Unrealized Gain on Investments	3,248,778

Net Increase in Net Assets Resulting from Operations	$3,169,887

See Notes to Financial Statements

Sector Rotation Fund

Statements of Changes in Net Assets

For the fiscal years ended September 30,	2017	2016

Operations:
Net investment income (loss)	$(78,891)	$98,802
Net realized gain from investment transactions	1,539,122	529,503
Distributions of capital gains from underlying funds	-	30,213
Net change in unrealized appreciation on investments	1,709,656	914,015

Net Increase in Net Assets Resulting from Operations	3,169,887	1,572,533

Distributions to Shareholders:
Net realized gain	(636,326)	(797,111)

Decrease in Net Assets Resulting from Distributions	(636,326)	(797,111)

Beneficial Interest Transactions:
Shares sold	2,082,224	6,089,847
Reinvested dividends and distributions	632,572	792,756
Shares repurchased	(3,714,116)	(7,603,331)

Decrease from Beneficial Interest Transactions	(999,320)	(720,728)

Net Increase in Net Assets	1,534,241	54,694

Net Assets:
Beginning of year	22,263,639	22,208,945
End of year	$23,797,880	$22,263,639

Accumulated Net Investment Loss	$-	$(12,997)

Share Information:
Shares sold	172,712	530,297
Reinvested distributions	54,816	69,297
Shares repurchased	(313,878)	(677,690)
Decrease in Shares of Beneficial Interest	(86,350)	(78,096)

See Notes to Financial Statements

Sector Rotation Fund

Financial Highlights

For a share outstanding during the fiscal
years ended September 30,	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$11.61	$11.13	$13.06	$11.61	$11.38

Income (Loss) from Investment Operations
Net investment income (loss)	(0.04)	0.05	(0.02)	0.09	0.10
Net realized and unrealized gain on investments	1.76	0.79	0.25	1.58	0.83

Total from Investment Operations	1.72	0.84	0.23	1.67	0.93

Less Distributions to Shareholders:
From net investment income	-	-	(0.08)	(0.04)	(0.07)
From net realized gain	(0.34)	(0.36)	(2.08)	(0.18)	(0.63)

Total Distributions	(0.34)	(0.36)	(2.16)	(0.22)	(0.70)

Net Asset Value, End of Year	$12.99	$11.61	$11.13	$13.06	$11.61

Total Return (a)	15.17%	7.55%	1.85%	14.50%	8.67%

Net Assets, End of Year (in thousands)	$23,798	$22,264	$22,209	$22,244	$20,918

Ratios of:
Gross Expenses to Average Net Assets (b)	1.90%	1.77%	1.78%	1.81%	1.65%
Net Expenses to Average Net Assets (b)	1.89%	1.77%	1.78%	1.81%	1.65%
Net Investment Income (Loss) to Average Net Assets (c)	(0.35)%	0.41%	(0.08)%	0.67%	0.91%

Portfolio turnover rate	333.48%	345.74%	237.04%	218.41%	146.64%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements

Sector Rotation Fund

Notes to Financial Statements

1.      Organization and Significant Accounting Policies

The Sector Rotation Fund ("Fund") is a series of the Starboard Investment Trust ("Trust").  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company.  The Fund is a separate, non-diversified series of the Trust.

The Fund commenced operations on December 31, 2009 as a series of the World Funds Trust ("WFT").  Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011.  The reorganization occurred on June 27, 2011.  Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to achieve capital appreciation.  The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs").  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.   Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2017 for the Fund's assets measured at fair value:

Sector Rotation Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Funds*	$22,197,580	$22,197,580	$-	$-
Short-Term Investment	1,611,933	1,611,933	-	-
Total Assets	$23,809,513	$23,809,513	$-	$-

(a)
The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended September 30, 2017.  The Fund did not hold any Level 3 securities during the year.  The Fund recognizes transfers at the end of the reporting period.

*Refer to Schedule of Investments for breakdown by Industry.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund is responsible for all expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annualy.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.      Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 1.00% of the Fund's average daily net assets.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, dividends on securities sold short, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.89% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2018.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  The Advisor cannot recoup any amounts previously waived or reimbursed.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

For the fiscal year ended September 30, 2017, $224,166 in advisory fees were incurred, of which $3,444 in advisory fees were waived by the Advisor.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of September 30, 2017, the Administrator received $4,200 in miscellaneous expenses.

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $26,499 in administration fees, $8,443 in custody fees, and $29,238 in fund accounting fees for the fiscal year ended September 30, 2017.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.  The Fund incurred $21,000 in transfer agent fees during the fiscal year ended September 30, 2017.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain officers of the Trust are also officers of the Administrator.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

3.      Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$70,920,273	$72,266,730

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2017.

4.      Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions taken or to be taken on federal income tax returns for the open tax years of September 30, 2014 through September 30, 2017, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

For the fiscal year ended September 30, 2017, the following reclassifications were made:

Undistributed Net Investment Loss	$ 91,888
Accumulated Realized Gains	(91,888)

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	September 30, 2017	September 30, 2016
Long-term capital gain	$ 636,326	$ 797,111

At September 30, 2017, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$19,415,545

Unrealized Appreciation	$4,479,119
Unrealized Depreciation	(85,151)
Net Unrealized Appreciation	4,393,968

Undistributed Net Investment Income	583,664
Accumulated Long-Term Capital Gains	772,798

Distributable Earnings	$5,750,430

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales.  The difference between book-basis and tax-basis undistributed net investment income and undistributed net realized gain on investments is attributable to the tax deferral of losses from wash sales and the tax treatment of short-term gains.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  During the fiscal year ended September 30, 2017, the Fund did not incur any late year losses.

5.      Underlying Investment in Other Investment Company

The Fund currently invests a portion of its assets in the SPDR S&P 500 Exchange-Traded Fund (the "ETF").  The Fund may redeem its investment from the ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the ETF.  The financial statements of the ETF, including the portfolio of investments, can be found at the ETF's website, www.spdrs.com, or the Securities and Exchange Commission's website, www.sec.gov, and should be read in conjunction with the ETF's financial statements.  As of September 30, 2017, the Fund's net assets invested in the ETF were 28.50%.

6.      Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2017, Charles Schwab & Co., Inc. held 82.35% of the Fund.

7.      Commitments and Contingencies
Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.      Subsequent Events

In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Starboard Investment Trust
and the Shareholders of the Sector Rotation Fund

We have audited the accompanying statement of assets and liabilities of the Sector Rotation Fund, a series of shares of beneficial interest in the Starboard Investment Trust, (the "Fund") including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sector Rotation Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2017

Sector Rotation Fund

Additional Information (Unaudited)

1.      Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.      Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q is available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.      Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended September 30, 2017.

During the fiscal year, no income distributions were paid from the Fund but $636,326 in long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.      Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

Sector Rotation Fund	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,079.80	$9.85
	$1,000.00	$1,015.59	$9.55
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.89%,    multiplied by 183/365 (to reflect the one-half year period).

5.      Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At the annual meeting of the Fund's Board of Trustees held on March 9, 2017, the Trustees approved the renewal of the Investment Advisory Agreement through April 28, 2018.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and Advisor, (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (v) the Advisor's practices regarding brokerage and portfolio transactions; and (vi) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense ratio information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees considered the responsibilities of the Adviser under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objective, policies and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares. The Trustees noted that the Adviser utilizes a sector rotation strategy that evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser's business, the Adviser's compliance program, and the Adviser's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund and Adviser, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisers, and applicable peer group data (e.g., Lipper peer group average). The Trustees noted that the returns for the one-year, three-year and five-year periods ended December 31, 2016 was 3.94%, 5.84%, and 8.59%, respectively, which was in the bottom quartile of peer funds for the one-year period, the top quarter of peer funds for the three-year period, and the third quartile of funds for the five-year period. It was noted that Morningstar had awarded the Fund "Five Stars" for the one-year and five-year periods. The Trustees also considered the consistency of the Adviser's management of the Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Fund, the Adviser's experience managing the Fund, the Adviser's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Adviser was satisfactory.
(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

In reviewing the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the Trustees first noted that the management fee for the Fund under the Investment Advisory Agreement was 1.00% of average daily net assets. The Trustees evaluated the Adviser's staffing, personnel, and methods of operating; the education and experience of the Adviser's personnel; the Adviser's compliance program; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Adviser and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Adviser directly pays for certain expenses of the Fund under an Expense Limitation Agreement in order to help limit the Fund's annual operating expenses. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser's name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser as well.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the Fund's management fee was higher than most of the comparable funds and lower than others, but higher than the peer group average. The Trustees also determined that the Fund's net expense ratio was higher than the comparable funds and the peer group average. The Trustees noted that the Fund was much smaller than the peer group average. The Trustees also noted that the Adviser's fee for separate account clients was typically between 0.75% and 1.80% annually.  Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm's length.
In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors, the Trustees reviewed the Fund's operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund's fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund's asset levels and, therefore, did not reflect economies of scale. The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.  Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Adviser.
In considering the Adviser's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Adviser's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling. After further review and discussion, the Board determined that the Adviser's practices regarding brokerage and portfolio transactions were satisfactory.
In considering the Adviser's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser's code of ethics. Following further consideration and discussion, the Board indicated that the Adviser's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.      Shareholder Votes

At a meeting of the Shareholders on March 29, 2017, the Advisor received the necessary shareholder votes for approval of a distribution plan under rule 12b-1 of the Investment Company Act of 1940, as amended, for shares of the Fund.
A total of 1,877,249.111 shares of the Fund were entitled to vote at the shareholder meeting. It was noted that 989,753.525 shares voted in favor of the item, 304,484.707 shares voted against the item, and 9,937.910 shares abstained from voting on the item.  Since both a majority of the shares of the Fund and more than 52% of the shares of the Fund present voted in favor of the item, the proposal to approve the distribution plan for the Sector Rotation Fund was approved.
7.      Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended September 30, 2017 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	16
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, Centaur Mutual Funds Trust for its one series, Chesapeake Investment Trust, previously known as Gardner Lewis Trust, for its one series and WST Investment Trust for its two series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	16
Independent Trustee of World Funds Trust for its forty nine series, Chesapeake Investment Trust, previously known as Gardner Lewis Investment Trust, for its one series, Leeward Investment Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	16	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	16	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Date of Birth: 06/1988	Secretary	Since 05/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Sector Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Grimaldi Portfolio Solutions, Inc.
116 South Franklin Street	Executive Park
Post Office Drawer 4365	1207 Route 9, Suite 10
Rocky Mount, North Carolina 27803	Wappingers Falls, NY 12590

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	ncfunds.com

Item 2.	CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no substantive amendments during the period covered by this report.

(c)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(d)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, September 30, 2017, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended September 30, 2016 and September 30, 2017 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBP, LLC ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2016	2017
The Sector Rotation Fund	$11,550	$11,800

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2016 and September 30, 2017 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the fiscal years ended September 30, 2016 and September 30, 2017 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2016	2017
The Sector Rotation Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2015 and September 30, 2016 were $2,000 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer/Principal Financial Officer has concluded that the registrant's disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: December 6, 2017	Katherine M. Honey President and Principal Executive Officer The Sector Rotation Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: December 6, 2017	Katherine M. Honey President and Principal Executive Officer The Sector Rotation Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: December 6, 2017	Ashley E. Harris Treasurer and Principal Financial Officer The Sector Rotation Fund